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                                                                    EXHIBIT (10)



                     RESOLUTIONS FREEZING EXISTING BENEFITS
                    AND TERMINATING ADDITIONAL BENEFITS UNDER
            THE MCGRAW-HILL COMPANIES, INC. DIRECTORS RETIREMENT PLAN




                  RESOLVED: That, effective June 30, 1996, current members of the Board of Directors of the Corporation participating in The McGraw-Hill Companies, Inc. Directors Retirement Plan (the "Plan") shall not accrue additional benefits thereunder for subsequent years of Service, as defined in the Plan, and the Retainer, as defined in the Plan, shall be the Retainer in effect on June 30, 1996; and it is

                  FURTHER RESOLVED: That future members of the Board of Directors of the Corporation shall not be participants in the Plan; and it is

                  FURTHER RESOLVED: That the officers of the Corporation be, and each of them hereby is, authorized and directed to do or cause to be done any and all such further acts and things, to provide appropriate notices, and to execute and deliver any and all such documents, papers and instruments, with the advice of counsel, as they may deem necessary or desirable in order to carry into effect the purpose and intent of the foregoing resolutions.




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